UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2019

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Southwest Gas Holdings, Inc. (the “Company”) was held on May 2, 2019. Holders of approximately 46,492,572 shares of common stock were represented in person or by proxy. The Company’s shareholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) approved an increase in the authorized shares of Company common stock from 60,000,000 to 120,000,000 shares, (iii) approved the Company’s reincorporation from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary, (iv) approved the advisory vote on named executive officer compensation, and (v) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019. As shareholders approved proposals two and three, there was not a vote taken on the proposal to adjourn the Annual Meeting to solicit additional proxies for such proposals. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting of Shareholders:

Proposal 1. The election of eleven (11) directors.

Name	For	Withheld	Broker Non-votes
Robert L. Boughner	42,226,690	1,013,217	3,252,666
José A. Cárdenas	42,929,008	310,899	3,252,666
Thomas E. Chestnut	42,098,814	1,141,092	3,252,666
Stephen C. Comer	42,109,045	1,130,861	3,252,666
John P. Hester	42,378,339	861,567	3,252,666
Jane Lewis-Raymond	42,974,187	265,720	3,252,666
Anne L. Mariucci	41,663,106	1,576,800	3,252,666
Michael J. Melarkey	40,986,234	2,253,672	3,252,666
A. Randall Thoman	42,937,659	302,247	3,252,666
Thomas A. Thomas	42,850,778	389,128	3,252,666
Leslie T. Thornton	42,953,664	286,242	3,252,666

Proposal 2. Approval of an increase in the authorized shares of Company common stock from 60,000,000 to 120,000,000 shares.

For	Against	Abstain
43,575,125	2,792,156	125,292

Proposal 3. Approval of the Company's reincorporation from California to Delaware.

For	Against	Abstain	Broker Non-votes
42,412,871	697,003	130,032	3,252,666

Proposal 4. Advisory vote to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-votes
42,053,703	582,877	603,327	3,252,666

Proposal 5. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2019.

For	Against	Abstain
45,866,081	508,688	117,804

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: May 6, 2019

/s/ LORI L. COLVIN
Lori L. Colvin
Vice President/Controller and Chief Accounting Officer